UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) October 21, 2006

Aflac Incorporated
(Exact name of registrant as specified in its charter)

GEORGIA	001-07434	58-1167100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2006, the board of directors of Aflac Incorporated (the “Company”) voted to amend Article III, Section 2(a) of the Company’s Bylaws to change the mandatory retirement age provisions for individuals serving as directors of the Company.  The amendment, which changed the retirement age from 70 to 75 for individuals elected to the board of directors for the first time after April 27, 1992, will be effective immediately.  Previously, individuals who were elected to the board of directors for the first time after April 27, 1992 were subject to mandatory retirement from the board of directors at age 70.

A copy of the amendment is attached hereto as Exhibit 3.1.

ITEM 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	3.1	-	Amendment to Article III, Section 2(a) of the Company’s Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

October 31, 2006	/s/ Ralph A. Rogers
(Ralph A. Rogers, Jr.)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX:

3.1	-	Amendment to Article III, Section 2(a) of the Company’s Bylaws